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                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549

                                 FORM 8-K/A

                               CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 17, 1995

                            FRONTIER CORPORATION
           (Exact name of registrant as specified in its charter)

         New York              1-4166            16-0613330
   (State or other          (Commission        (IRS Employer
    jurisdiction of          File Number)    Identification No.)
    incorporation)

180 South Clinton Avenue, Rochester, New York        14646
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code  (716) 777-7100

Item 2   Acquisition
- ------   -----------

     As previously reported, Frontier Corporation finalized the acquisition of American Sharecom, Inc., a long distance company headquartered in Minneapolis, Minnesota, on March 17, 1995. The Stock Acquisition Agreement ("Agreement") was filed in redacted form on Form 8-K on March 22, 1995. A Form 8-K/A was filed on
May 9, 1995 to include Amendments 1 and 2 and various schedules to the previously filed Agreement, all in redacted form. Confidential treatment requests were filed for both the 8-K and 8-K/A. This filing revises information in Schedule 3.22 to the Agreement pursuant to the Confidential treatment request.
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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.


                                       Frontier Corporation
                                           (Registrant)


Dated:  July 17, 1995             By:  /s/Barbara J. LaVerdi
                                     ---------------------------
                                       Barbara J. LaVerdi
                                       Assistant Secretary
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                                EXHIBIT INDEX



Exhibit Number      Description
- --------------      ---------------
     2-1            Schedule 3.22 to Stock
                    Acquisition Agreement         Filed herewith